UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.           )

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Advisors Series Trust

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Advisors Series Trust
615 East Michigan Street, 4th Floor
Milwaukee, WI 53202
1-800-830-3542

June 10, 2008
Dear Shareholder:

As a Fund shareholder in one of the following mutual funds or families of mutual funds:

ActivePassive Funds	McCarthy Multi-Cap Stock Fund
Al Frank Funds	Pacific Income Advisers (PIA) Funds
American Trust Allegiance Fund	Phocas Funds
Capital Advisors Growth Fund	Provident Investment Counsel (PIC) Funds
Chase Funds	Rigel Funds
Edgar Lomax Value Fund	The Teberg Fund
Huber Funds

you are invited to a special shareholder meeting (the “Meeting”) of Advisors Series Trust (the “Trust”), which will be held on July 15, 2008.   The purpose of the Meeting is to: (1) consider and vote to elect two new Trustees to the Board of Trustees (the “Board”) of the Trust; and (2) consider and vote to ratify the prior appointment of one of the current Trustees of the Board.  The Board of Trustees believes that it is appropriate to elect two new Trustees to the Trust because two current Trustees will be retiring from the Trust at the end of 2008.

The Board has the responsibility to represent the best interests of all Trust shareholders.  One of the nominees standing for election by shareholders is currently a Board member and serves as a Trustee who is not an “interested person” of the Trust (an “Independent Trustee”) as defined in the Investment Company Act of 1940, as amended.  That nominee, George J. Rebhan, has served as an Independent Trustee since his appointment by the Board in May 2002.  Mr. Rebhan’s election as Trustee has not been previously submitted to shareholders for their approval.  The other nominees standing for election by shareholders, Joe D. Redwine and Michael D. LeRoy, have not previously served as Trustees of the Trust and their election to the Board would allow them to succeed the two retiring Trustees.   The Nominating Committee, made up of Independent Trustees of the Trust, has nominated Mr. Rebhan, Mr. Redwine and Mr. LeRoy for election as Trustees of the Trust.

The full Board of Trustees has approved these nominations and believes they are in the best interests of the Trust and its shareholders. The Board recommends that you vote in favor of the election of each nominee.

The attached Proxy Statement describes each nominee’s qualifications and the voting process for shareholders.  The Board asks that you read it carefully and vote in favor of each nominee.  The election returns will be reported at the shareholder meeting on July 15, 2008, or as soon as practical thereafter.  Please return your proxy card in the postage-paid envelope as soon as possible.  You also may vote over the Internet or by telephone.  Please follow the instructions on the enclosed proxy card to use these methods of voting.

Thank you for your continued support.

Sincerely,

/s/Douglas G. Hess
Douglas G. Hess
President
Advisors Series Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON July 15, 2008

Advisors Series Trust
615 East Michigan Street, 4th Floor
Milwaukee, WI 53202

To the Shareholders of Advisors Series Trust (the “Trust”), consisting of the following mutual funds or mutual fund families:

ActivePassive Emerging Markets Equity Fund	Chase Mid-Cap Growth Fund
ActivePassive Global Bond Fund	Edgar Lomax Value Fund
ActivePassive High Yield Bond Fund	Huber Capital Equity Income Fund
ActivePassive Intermediate Municipal Bond Fund	Huber Capital Small Cap Value Fund
ActivePassive Intermediate Taxable Bond Fund	McCarthy Multi-Cap Stock Fund
ActivePassive International Equity Fund	Pacific Income Advisers BBB Bond Fund
ActivePassive Large Cap Growth Fund	Pacific Income Advisers Short-Term Securities Fund
ActivePassive Large Cap Value Fund	Pacific Income Advisers Moderate Duration Bond Fund
ActivePassive Small/Mid Cap Growth Fund	Pacific Income Advisers MBS Bond Fund
ActivePassive Small/Mid Cap Value Fund	Phocas Real Estate Fund
Al Frank Fund	Phocas Small Cap Value Fund
Al Frank Dividend Value Fund	Provident Investment Counsel Small Cap Growth Fund
American Trust Allegiance Fund	Provident Investment Counsel Flexible Growth Fund
American Trust Energy Alternatives Fund	Rigel U.S. Equity Small-Mid Cap Growth Fund
Capital Advisors Growth Fund	Rigel U.S. Equity Large Cap Growth Fund
Chase Growth Fund	The Teberg Fund

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Trust will be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, WI 53202, on Tuesday, July 15, 2008 at 2:00 p.m., Central time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated June 10, 2008:

1.	Election of two new Trustees to the Board of Trustees of the Trust (the “Board”);
2.	Ratification of the prior appointment of one current Trustee of the Board; and
3.	The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board has fixed the close of business on May 22, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.  The enclosed proxy is being solicited on behalf of the Board and each mutual fund, or series, of the Trust named above. The Board has unanimously approved and recommends you vote in favor of Proposals 1 and 2.  Please read the enclosed Proxy Statement for a full discussion of the proposals.

By order of the Board of Trustees of the Trust

/s/Jeanine M. Bajczyk
Jeanine M. Bajczyk
Secretary
Milwaukee, Wisconsin
June 10, 2008

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own.  If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States.  Please mark and mail your proxy promptly in order to save on any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

ADVISORS SERIES TRUST
615 East Michigan Street, 4th Floor
Milwaukee, WI 53202

PROXY STATEMENT

June 10, 2008

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 15, 2008

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”) of proxies to be voted at the Special Meeting of Shareholders of the Trust and any adjournment or postponement thereof (the “Meeting”).  The Meeting will be held at the offices of U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202, on Tuesday July 15, 2008 at 2:00 p.m., Central time.

Shareholders of record at the close of business on the record date, May 22, 2008 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting.  The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed Proxy Card are being mailed to Shareholders on or about June 10, 2008.

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996.  Its fiscal year-end is October 31.  The Trust currently consists of 30 series, or mutual funds, managed by 13 unaffiliated investment advisers, with different fiscal year-ends, each Fund and class of which is being solicited to vote on the proposals, as follows:

Fund/Fund Family	Investment Adviser	Fiscal Year End
ActivePassive Funds	FundQuest, Incorporated	October 31
ActivePassive Emerging Markets Equity Fund – Class A
ActivePassive Global Bond Fund – Class A
ActivePassive Intermediate Municipal Bond Fund – Class A
ActivePassive Intermediate Taxable Bond Fund – Class A
ActivePassive International Equity Fund – Class A
ActivePassive Large Cap Growth Fund – Class A
ActivePassive Large Cap Value Fund – Class A
ActivePassive Small/Mid Cap Growth Fund – Class A
ActivePassive Small/Mid Cap Value Fund – Class A
Al Frank Funds	Al Frank Asset Management, Inc.	December 31
Al Frank Fund – Investor Class and Advisor Class
Al Frank Dividend Value Fund – Investor Class and Advisor Class
American Trust Allegiance Fund – Investor Class	American Trust Investment Advisors, LLC	February 28
Capital Advisors Growth Fund – Investor Class	Capital Advisors, Inc.	December 31
Chase Funds	Chase Investment Counsel Corporation	September 30
Chase Growth Fund – Class N and Substantial Investor Class
Chase Mid-Cap Growth Fund – Class A
Edgar Lomax Value Fund – Investor Class	The Edgar Lomax Company	October 31

Huber Funds	Huber Capital Management, LLC	October 31
Huber Capital Equity Income Fund – Institutional Class
Huber Capital Small Cap Value Fund – Institutional Class
McCarthy Multi-Cap Stock Fund – Institutional Class	McCarthy Group Advisors, LLC	June 30
Pacific Income Advisers (PIA) Funds	Pacific Income Advisers, Inc.	November 30
PIA BBB Bond Fund – Managed Account Completion Shares Class
PIA Short-Term Securities Fund – Investor Class
PIA Moderate Duration Bond Fund – Investor Class
PIA MBS Bond Fund – Managed Account Completion Shares Class
Phocas Funds	Phocas Financial Corporation	December 31
Phocas Real Estate Fund
Phocas Small Cap Value Fund
Provident Investment Counsel (PIC) Funds	Provident Investment Counsel, Inc.	October 31
PIC Small Cap Growth Fund – Class I
PIC Flexible Growth Fund – Class I
Rigel Funds	Rigel Capital, LLC	September 30
Rigel U.S. Equity Large Cap Growth Fund
Rigel U.S. Equity Small-Mid Cap Growth Fund
The Teberg Fund – Investor Class	First Associated Investment Advisors, Inc.	March 31

Financial statements for the Funds comprising the Trust are included in the Annual Reports of each Fund for their various fiscal year-end dates noted above, which are mailed to shareholders.  Shareholders may obtain copies of the applicable Annual Report free of charge by writing the Trust at 615 East Michigan Street, Milwaukee, WI 53202, or by calling 1-800-830-3542.

PROPOSAL 1 –  ELECTION OF TWO NEW TRUSTEES TO THE BOARD

The Board currently has five members:  Walter E. Auch, James Clayburn LaForce, Donald E. O’Connor, George J. Rebhan, and George T. Wofford.  In September 2007, Walter E. Auch and James Clayburn LaForce announced their intention to retire from the Trust at the end of 2008.  At meetings of the Trust held in September 2007 and March 2008, the Board, including the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously nominated Joe D. Redwine and Michael D. LeRoy, respectively, for election as additional Trustees of the Trust.

Interested Trustee:  Mr. Redwine currently serves as Chairman of the Trust, which is an officer position.  He is employed with U.S. Bancorp Fund Services, LLC (“USBFS”), the Trust’s administrator, fund accountant, and transfer agent.  U.S. Bank N.A., the Trust’s custodian, is affiliated with USBFS, as is the Trust’s principal underwriter/distributor, Quasar Distributors, LLC.  As a result of Mr. Redwine’s affiliations with the Trust’s distributor, custodian, administrator, fund accountant and transfer agent, Mr. Redwine is considered an “interested person” of the Trust, and, if elected, would be an Interested Trustee of the Trust.

Independent Trustee:  Mr. LeRoy does not currently have any affiliations with the Trust.  He is a Trustee of the Bjurman, Barry Funds, a mutual fund family consisting of three open-end mutual funds.  If elected, Mr. LeRoy would be an Independent Trustee of the Trust.

As indicated above and under “Trustees and Officers” below, Mr. Redwine and Mr. LeRoy have considerable business experience in investment management matters.  If elected, Mr. Redwine will serve as an Interested Trustee and Mr. LeRoy will serve as an Independent Trustee of the Trust.  The Board believes that their addition to the Board is appropriate given the pending retirement of two current Trustees at the end of 2008 and would enhance its ability to oversee the operations of the Trust.

The current members of the Board do not have the power to appoint Mr. Redwine and Mr. LeRoy as additional Trustees without the approval of the shareholders of the Trust.  Section 16(a) of the 1940 Act provides that an additional Trustee may be appointed by the Board only if, after his or her appointment, at least two-thirds of the Trustees have been elected by the shareholders.  Mr. Rebhan and Mr. LaForce have previously been appointed to the Board without shareholder approval.  As the appointments of Mr. Redwine and Mr. LeRoy would result in only approximately 43% of the Board having been elected by the shareholders of the Trust, they must be elected as Trustees by the shareholders.

Required Vote

The election of each nominee will be voted upon separately by shareholders of the Funds of the Trust in the aggregate; that is, regardless of the Fund in which you are a shareholder, you have the right to approve or disapprove the proposal on a one vote-per-share basis without differentiation between the separate Funds (or classes).  Each nominee will be elected as a Trustee of the Trust if he or she receives a plurality of the votes cast by all shares of the Trust to be voted in the aggregate.  This means that the two nominees for election receiving the highest number of affirmative votes cast at the Meeting will be elected to the Board of the Trust.  Each such nominee has indicated that he is able and willing to serve as a Trustee and, if elected, will serve as a Trustee until he resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, is removed from office, or a successor has been elected.  If for any reason either such nominee becomes unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise.

THE BOARD RECOMMENDS THAT THE TRUST’S SHAREHOLDERS ELECT MICHAEL D. LeROY AND JOE D. REDWINE AS ADDITIONAL TRUSTEES.

PROPOSAL 2 –	RATIFICATION OF THE PRIOR APPOINTMENT OF ONE CURRENT TRUSTEE OF THE BOARD

Mr. George J. Rebhan, who is an Independent Trustee of the Trust, has served as a Trustee since May 2002 when he was appointed to his position by the Board in accordance with Section 16(a) of the 1940 Act.  Under the 1940 Act, his appointment as a Trustee was not required to be approved by shareholders.

As indicated above, Section 16(a) of the 1940 Act restricts the ability of the Board to appoint new members unless, after any such appointment, at least two-thirds of the Trustees have been elected by the shareholders of the Trust.  The Board believes it is in the best interests of the Trust for the shareholders to now ratify the appointment of Mr. Rebhan so that all members of the Board will have been elected by the shareholders and the Board will have greater flexibility to appoint additional Trustees in the future to fill vacancies without incurring the expense of additional shareholder meetings.

Required Vote

Ratification of the appointment of Mr. Rebhan must be approved by a majority of the shares present at the Meeting, voting together without regard to Fund (or class).  If the appointment of Mr. Rebhan is not ratified, he will remain in office but will not be considered as having been elected by the shareholders of the Trust.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE APPOINTMENT OF GEORGE J. REBHAN AS A TRUSTEE.

TRUSTEES AND OFFICERS

The Board is responsible for oversight of the Trust’s operations.  The Board establishes the Trust’s policies and meets regularly to review the activities of the Trust’s officers, who are responsible for day-to-day operations of the Funds.

Information regarding the current Trustees, the nominees for election as additional Trustees, and the officers of the Trust is set forth below.

Independent Trustees(1)
Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Fund Series Overseen by Trustees(2)	Other Directorships Held
Walter E. Auch (age 87, dob 4/12/1921) 615 E. Michigan Street Milwaukee, WI 53202	Independent Trustee	Indefinite term since February 1997.	Management Consultant; formerly Chairman, CEO of Chicago Board Options Exchange (CBOE) and President of Paine Webber.	32	Director, Sound Surgical Technologies, LLC; Trustee, Consulting Group Capital Markets Funds (Smith Barney) (11 portfolios); Trustee, The UBS Funds (57 portfolios).

James Clayburn LaForce (age 79, dob 12/28/1928) 615 E. Michigan Street Milwaukee, WI 53202	Independent Trustee	Indefinite term since May 2002.	Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.	32	Trustee, The Payden Funds (21 portfolios); Trustee, The Metzler/Payden Investment Group (6 portfolios); Trustee, Arena Pharmaceuticals.

Donald E. O’Connor (age 71, dob 6/18/1936) 615 E. Michigan Street Milwaukee, WI 53202	Independent Trustee	Indefinite term since February 1997.	Retired; former Financial Consultant and former Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	32	Trustee, The Forward Funds (16 portfolios).

George J. Rebhan (age 73, dob 7/10/1934) 615 E. Michigan Street Milwaukee, WI 53202	Independent Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	32	Trustee, E*TRADE Funds (6 portfolios).

George T. Wofford (age 68, dob 10/8/1939) 615 E. Michigan Street Milwaukee, WI 53202	Independent Trustee	Indefinite term since February 1997.	Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco.	32	None.

Nominee for Interested Trustee
Joe D. Redwine (age 60, dob 7/9/1947) 615 E. Michigan Street Milwaukee, WI 53202	Chairman and Chief Executive Officer	Indefinite term since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC since May 1991.	N/A	None

Nominee for Independent Trustee
Michael D. LeRoy (age 60, dob 8/14/1947) 615 E. Michigan Street Milwaukee, WI 53202	None	N/A	President, Crown Capital Advisors, LLC (financial consulting firm) (2000 to Present).	N/A	Trustee, Bjurman, Barry Funds (3 portfolios); Director, Wedbush Bank.

Officers
Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Joe D. Redwine (age 60, dob 7/9/1947) 615 E. Michigan Street Milwaukee, WI 53202	Chairman and Chief Executive Officer	Indefinite term since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC since May 1991.

Douglas G. Hess (age 40, dob 7/19/1967) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term since June 2003.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC since March 1997.

Cheryl L. King (age 46, dob 8/27/1961) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer and Principal Financial Officer	Indefinite term since December 2007.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC since October 1998.

Robert M. Slotky (age 60, dob 6/17/1947) 2020 E. Financial Way Glendora, CA 91741	Vice President, Chief Compliance Officer, AML Officer	Indefinite term since September 2004.	Vice President, U.S. Bancorp Fund Services, LLC since July 2001; Senior Vice President, Investment Company Administration, LLC (May 1997 to July 2001).

Jeanine M. Bajczyk, Esq. (age 43, dob 4/16/1965) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term since June 2007.
Vice President and Counsel, U.S. Bancorp Fund Services, LLC, since May 2006; Senior Counsel, Wells Fargo Funds Management, LLC, May 2005 to May 2006; Senior Counsel, Strong Financial Corporation, January 2002 to April 2005.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustee”).
(2)	The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. Currently, 32 series are registered, 30 of which are being offered for sale to the public.

In addition, Mr. Redwine is a member of the Board of Directors of Quasar Distributors, LLC, the Trust’s principal underwriter/distributor.

The Board met four times during the calendar year ended December 31, 2007.  During the calendar year, all of the incumbent Trustees attended at least 75% of the Board meetings and the meetings of the Board Committees on which they served.

Board Committees

The Trust has four standing committees: the Audit Committee, the Nominating Committee, the Qualified Legal Compliance Committee (“QLCC”) and the Valuation Committee.  The Audit Committee is comprised of all of the Independent Trustees.  The Audit Committee typically meets once per year with respect to the various series of the Trust.  The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting.  The Audit Committee met four times during the calendar year ended December 31, 2007.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary.  During the calendar year ended December 31, 2007, the Nominating Committee met twice with respect to the Trust.  The Nominating Committee is comprised of Messrs. Auch, O’Connor, Rebhan and Wofford.

The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board.  Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.

The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”).  An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).  The QLCC did not meet during the Trust’s calendar year ended December 31, 2007.

The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one representative from the Administrator’s staff who is knowledgeable about the Fund and at least one Trustee (currently, Mr. Rebhan).  The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees.  The Valuation Committee meets as needed.  The Valuation Committee met thirteen times during the Trust’s calendar year ended December 31, 2007.

Ownership of the Funds

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee, nominee for Trustee and officer in the Trust as of April 30, 2008.  If a series Fund of the Trust is not listed, no Trustee, nominee or officer owned any shares of such Fund as of April 30, 2008.  As of April 30, 2008, the Trustees, nominees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of any class of any Fund in the Trust.

Key to Amount Invested
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

Name of Trustee, Nominee or Officer	American Trust Allegiance Fund	Al Frank Fund	Al Frank Dividend Value Fund	Capital Advisors Growth Fund	Chase Growth Fund	Edgar Lomax Value Fund	Phocas Real Estate Fund	Phocas Small Cap Value Fund	Aggregate Dollar Range of Equity Securities in All Fund Series Overseen by Trustees
Independent Trustees
Walter E. Auch	None	None	None	None	None	None	None	None	None
James Clayburn LaForce	None	None	None	None	None	None	None	None	None
Donald E. O’Connor	None	None	None	None	None	None	None	None	None
George J. Rebhan	None	C	None	None	None	None	None	None	C
George T. Wofford	B	B	B	B	B	B	None	None	B
Interested Trustee Nominee
Joe D. Redwine	None	None	None	None	None	None	None	None	None
Independent Trustee Nominee
Michael D. LeRoy	None	None	None	None	None	None	None	None	None
Officers
Douglas G. Hess	None	None	None	None	None	None	None	None	None
Cheryl L. King	None	None	None	None	None	None	None	None	None
Robert M. Slotky	None	C	None	None	None	None	C	B	C
Jeanine M. Bajczyk	None	None	None	None	None	None	None	None	None

Compensation

The table below sets forth the compensation paid to the Independent Trustees for the calendar year ended December 31, 2007.  The Trust does not compensate its officers for the services they provide.  In addition to the annual fee each Trustee receives, the Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at regular meetings.  This amount is allocated among each of the current series of the Trust.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Independent Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Walter E. Auch	$33,885	None	None	$33,885
James Clayburn LaForce	$35,026	None	None	$35,026
Donald E. O’Connor	$41,697	None	None	$41,697
George J. Rebhan	$36,133	None	None	$36,133
George T. Wofford	$35,905	None	None	$35,905

GENERAL INFORMATION

Solicitation of Proxies

In addition to solicitation of proxies by mail, certain officers of the Trust, officers and employees of the Investment Advisers, or other representatives of the Trust, who will not be paid for their services, may also solicit proxies by telephone or in person.  USBFS has engaged the proxy solicitation firm of D.F. King, Inc. who will be paid approximately $27,500, plus out-of-pocket expenses, for their services.  USBFS will pay for the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of D.F. King, Inc.  USBFS also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals.  The Funds and the Trust will not pay any of the costs associated with the preparation of this Proxy Statement or the solicitation of proxies.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-800-830-3542.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-830-3542 or write to USBFS at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Voting Procedures

You can vote by mail, on the Internet at www.2voteproxy.com, by calling 1-800-830-3542 or in person at the Meeting.  To vote by mail, sign and send us the enclosed proxy voting card in the envelope provided.

Shares represented by timely and properly executed proxies will be voted as specified.  If you do not specify your vote with respect to a particular matter, the proxy holder will vote your shares in accordance with the recommendation of the Trustees. You may revoke your proxy at any time before it is exercised by sending a written revocation to the Secretary of the Trust, by properly executing and delivering a later-dated proxy, or by attending the Meeting and voting in person.  Attendance at the Meeting alone, however, will not revoke the proxy.

Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share will be entitled to a proportionate fractional vote.  There is no cumulative voting in the election of Trustees.

Quorum and Methods of Tabulation

Forty percent of the shares of the Trust entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business for the Trust at the Meeting.  Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Board as inspectors for the Meeting.

For purposes of determining the presence of a quorum for the meeting, the inspectors will count as present the total number of shares voted “for” or “against” approval of any proposal, as well as shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter).  However, abstentions and broker non-votes will have no effect on the election of Trustees because of the Trust’s plurality voting requirements.

Adjournment

If a quorum is not present or sufficient votes in favor of either of the Proposals are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to any such Proposals.  In addition, if the persons named as proxies determine it is advisable to defer action on one or more Proposals but not all Proposals, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the record date in order to defer action on such Proposals as they deem advisable.  Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of such Proposals.  They will vote against any such adjournment those proxies required to be voted against any of such Proposals.  They will vote in their discretion shares represented by proxies that reflect abstentions and “broker non-votes”.  Any Proposals for which sufficient affirmative votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

Investment Advisers

The investment advisers to the Funds of the Trust are as follows:

Fund or Fund Complex	Investment Adviser	Principal Business Address
ActivePassive Funds	FundQuest, Incorporated	One Winthrop Square Boston, Massachusetts 02110
Al Frank Funds	Al Frank Asset Management, Inc.	32392 Coast Highway, Suite 260 Laguna Beach, California 92651
American Trust Allegiance Fund	American Trust Investment Advisors, LLC	One Court Street Lebanon, New Hampshire 03766
Capital Advisors Growth Fund	Capital Advisors, Inc.	320 South Boston Avenue, Suite 825 Tulsa, Oklahoma 74103
Chase Funds	Chase Investment Counsel Corporation	300 Preston Avenue, Suite 403 Charlottesville, Virginia 22902
Edgar Lomax Value Fund	The Edgar Lomax Company	6564 Loisdale Court, Suite 310 Springfield, Virginia 22150
Huber Funds	Huber Capital Management, LLC	10940 Wilshire Boulevard, Suite 925 Los Angeles, California 90024
McCarthy Multi-Cap Stock Fund	McCarthy Group Advisors, LLC	1125 South 103rd Street, Suite 250 Omaha, Nebraska 68124
PIA Funds	Pacific Income Advisers, Inc.	1299 Ocean Avenue, Suite 210 Santa Monica, California 90401
Phocas Funds	Phocas Financial Corporation	980 Atlantic Avenue, Suite 106 Alameda, California 94501
PIC Funds	Provident Investment Counsel, Inc.	300 North Lake Avenue Pasadena, California 91101
Rigel Funds	Rigel Capital, LLC	601 Union Street, Suite 3930 Seattle, Washington 98101
The Teberg Fund	First Associated Investment Advisors, Inc.	5161 Miller Trunk Highway Duluth, Minnesota 55811

Other Service Providers

The principal executive office of the Trust is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The Trust’s administrator and transfer and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The Trust’s principal underwriter/distributor is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin  53202.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait”) has acted as the independent registered public accounting firm to the Trust since 2003.  Upon recommendation of its Audit Committee, the Board has selected Tait as the independent registered public accounting firm to audit and certify the Trust’s financial statements for each Fund’s most recent and current fiscal year ended as of the date shown in the table starting on page 1.  Representatives of Tait will not be present at the Meeting.

Audit Fees

For each Fund’s two most recent fiscal years ended in 2006, 2007, or 2008, as appropriate, aggregate fees billed by Tait for the audit of the Fund’s annual financial statements and services that are normally provided by Tait in connection with statutory and regulatory filings or engagements for those two fiscal years were $296,000 and $251,000, respectively.

Audit-Related Fees

Tait did not perform any assurance or services related to the performance of the audits of each Fund’s financial statements for the two most recent fiscal years ended in 2006, 2007, or 2008, as appropriate, which are not set forth under “Audit Fees” above.

Tax Fees

Tait prepared each Fund’s federal and state income tax returns for the two most recent fiscal years ended in 2006, 2007, or 2008, as appropriate.  Aggregate fees billed to the Trust by Tait for professional services for tax compliance, tax advice, and tax planning were $52,000 and $43,500, respectively.  All of these fees were required to be approved by the Audit Committee.

All Other Fees

Tait neither performed services for the Trust nor delivered any products to the Trust for each Fund’s two most recent fiscal years ended in 2006, 2007 or 2008, as appropriate, other than as set forth above.

Pre-Approval of Certain Services

The Audit Committee Charter requires pre-approval by the Trust of all auditing and permissible non-audit services to be provided to the Trust by Tait, including fees.  Accordingly, all of these non-audit services were required to be pre-approved, and all of these non-audit services were pre-approved by the Audit Committee.

Non-Audit Fees Paid by Investment Advisers and Their Affiliates

For each Fund’s two most recent fiscal years ended in 2006, 2007, or 2008, as appropriate, Tait did not bill for any non-audit fees except for the preparation of each Fund’s federal and state income tax returns for such fiscal years as set forth above, and did not bill any investment adviser or its affiliate that provided ongoing services to the Fund for any non-audit fees.

Outstanding Shares

The Trust currently offers shares of 30 series, or mutual funds, managed by 13 unaffiliated investment advisers, each of which represents a separate investment portfolio.

The number of shares of each Fund and class issued and outstanding on the Record Date was as follows:

Name of Fund	Number of Issued and Outstanding Shares
ActivePassive Emerging Markets Equity Fund – Class A	417,333.110
ActivePassive Global Bond Fund – Class A	185,922.367
ActivePassive Intermediate Municipal Bond Fund – Class A	501,354.474
ActivePassive Intermediate Taxable Bond Fund – Class A	399,947.580
ActivePassive International Equity Fund – Class A	743,588.578
ActivePassive Large Cap Growth Fund – Class A	193,677.823
ActivePassive Large Cap Value Fund – Class A	214,690.690
ActivePassive Small/Mid Cap Growth Fund – Class A	434,478.717
ActivePassive Small/Mid Cap Value Fund – Class A	394,140.846
Al Frank Fund – Investor Class	6,963,223.064
Al Frank Fund – Advisor Class	237,107.536

Al Frank Dividend Value Fund - Investor Class	1,952,116.417
Al Frank Dividend Value Fund - Advisor Class	16,670.075
American Trust Allegiance Fund	1,091,455.963
Capital Advisors Growth Fund – Investor Class	835,602.958
Chase Growth Fund – Class N	24,981,652.350
Chase Growth Fund – Substantial Investor Class	6,275,256.032
Chase Mid-Cap Growth Fund – Class A	1,013,940.623
Edgar Lomax Value Fund – Investor Class	2,016,172.525
Huber Capital Equity Income Fund – Institutional Class	212,830.496
Huber Capital Small Cap Value Fund – Institutional Class	198,550.201
McCarthy Multi-Cap Stock Fund – Institutional Class	3,605,380.497
PIA BBB Bond Fund – Managed Account Completion Shares Class	20,817,715.276
PIA Short-Term Securities Fund – Investor Class	5,769,660.453
PIA Moderate Duration Bond Fund – Investor Class	709,915.987
PIA MBS Bond Fund – Managed Account Completion Shares Class	19,096,298.832
Phocas Real Estate Fund	160,924.711
Phocas Small Cap Value Fund	1,208,575.372
PIC Flexible Growth Fund – Class I	58,744.706
PIC Small Cap Growth Fund – Class I	2,236,358.096
Rigel U.S. Equity Large Cap Growth Fund	2,307,706.424
Rigel U.S. Equity Small-Mid Cap Growth Fund	149,719.185
The Teberg Fund – Investor Class	3,608,839.588

As of the Record Date, the Trustees and officers of the Trust as a group owned beneficially less than one percent (1%) of the outstanding shares of each share class of each Fund and of the Trust as a whole.  As of the close of business on the record date, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of each Fund’s outstanding shares.

ActivePassive Emerging Markets Equity Fund – Class A
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
SMH USD NO 1 Attn: Gerald Philibert, Treasury Dept. 5 Avenue Kleber Paris, France 75116	410006.949	98.24%	Record

ActivePassive Global Bond Fund – Class A
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
SMH USD NO 1 Attn: Gerald Philibert, Treasury Dept. 5 Avenue Kleber Paris, France 75116	178,089.575	95.79%	Record

ActivePassive Intermediate Municipal Bond Fund – Class A
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
SMH USD NO 1 Attn: Gerald Philibert, Treasury Dept. 5 Avenue Kleber Paris, France 75116	494,659.741	98.66%	Record

ActivePassive Intermediate Taxable Bond Fund – Class A
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
SMH USD NO 1 Attn: Gerald Philibert, Treasury Dept. 5 Avenue Kleber Paris, France 75116	392,117.250	98.04%	Record

ActivePassive International Equity Fund – Class A
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
SMH USD NO 1 Attn Gerald Philibert, Treasury Dept. 5 Avenue Kleber Paris France 75116	736,111.111	98.99%	Record

ActivePassive Large Cap Growth Fund – Class A
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
SMH USD NO 1 Attn: Gerald Philibert, Treasury Dept. 5 Avenue Kleber Paris, France 75116	185,847.034	95.96%	Record

ActivePassive Large Cap Value Fund – Class A
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
SMH USD NO 1 Attn: Gerald Philibert, Treasury Dept. 5 Avenue Kleber Paris, France 75116	207,142.857	96.48%	Record

ActivePassive Small/Mid Cap Growth Fund – Class A
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
SMH USD NO 1 Attn: Gerald Philibert, Treasury Dept. 5 Avenue Kleber Paris, France 75116	427,226.647	98.33%	Record

ActivePassive Small/Mid Cap Value Fund – Class A
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
SMH USD NO 1 Attn: Gerald Philibert, Treasury Dept. 5 Avenue Kleber Paris, France 75116	387,007.602	98.19%	Record

Al Frank Fund – Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	1,984,219.121	28.50%	Record

Shareholder	Number of Shares	% of Holdings	Record or Beneficial
National Financial Services LLC For the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St New York, NY 10281-1003	1,313,406.226	18.87%	Record
Ameritrade Inc. for the Exclusive Benefit of our Customers P O Box 2226 Omaha, NE 68103-2226	489,511.370	7.03%	Record

Al Frank Fund – Advisor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	116,783.740	49.25%	Record
Marcus R. Rusek 56 Beech Knoll Road Forest Hills, NY 11375-6005	42,391.311	17.88%	Beneficial
Ameritrade Inc. for the Exclusive Benefit of our Customers P O Box 2226 Omaha, NE 68103-2226	31,206.098	13.16%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers One World Financial Center 200 Liberty Street New York, NY 10281-1003	12,103.966	5.10%	Record

Al Frank Dividend Value Fund  - Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	418,597.996	21.46%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers One World Financial Center 200 Liberty Street New York, NY 10281-1003	367,352.510	18.83%	Record
Ameritrade Inc. for the Exclusive Benefit of our Customers P O Box 2226 Omaha, NE 68103-2226	127,352.277	6.53%	Record

Al Frank Dividend Value Fund  - Advisor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
National Financial Services LLC For the Exclusive Benefit of our Customers One World Financial Center 200 Liberty Street New York, NY 10281-1003	7,991.949	51.43%	Record
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	2,593.368	16.69%	Record
LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121-1968	2,205.694	14.19%	Record

RBC Capital Markets Corp FBO Ron R. Peery Individual Retirement Account 3910 Mirror Pond Way Eugene, OR 97408-5954	2,129.742	13.70%	Record and Beneficial

American Trust Allegiance Fund
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
American Trust Company William N. Lane Trust FBO Carolina Casperson & American Trust Tr One Court Street, Ste 350 Lebanon, NH 03766-1323	214,585.319	19.66%	Record and Beneficial
National Financial Services LLC For the Exclusive Benefit of our Customers One World Financial Center 200 Liberty Street New York, NY 10281-1003	61,789.654	5.66%	Record

Capital Advisors Growth Fund – Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	408,733.757	48.91%	Record
NFS LLC FBO Guido Pantaleoni III Trust Anthony & Michael Pantaleoni 666 5th Avenue New York, NY 10103-0001	43,252.131	5.18%	Record and Beneficial

Chase Growth Fund – Class N
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	8,576,635.244	34.36%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers One World Financial Center 200 Liberty Street New York, NY 10281-1003	5,544,092.020	22.21%	Record

Chase Growth Fund – Substantial Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Shepherd Center Inc. 2020 Peachtree Road NW Atlanta, GA 30309-1465	8,082,434.90	6.47%	Record
B B & T FBO Johnston Memorial Hospital P O Box 2887 Wilson, NC 27894-2887	7,839,491.38	6.27%	Record
Wells Fargo Bank NA FBO Robert Morris College Endowment Fund P O Box 1533 Minneapolis, MN 55480-1533	7,276,362.48	5.82%	Record

Chase Mid-Cap Growth Fund – Class A
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	288,864.156	28.44%	Record
Robert E Swanson Trust Robert E Swanson Tr FBO Barbara J Swanson c/o Ridgewood Energy 947 Linwood Avenue Ridgewood, NJ 07450-2939	138,688.134	13.65%	Beneficial
c/o Bessemer Trust Co. Naidot & Co. FBO Schaeffer Cp-Chase M/C 100 Woodbridge Center Drive Woodbridge, NJ 07095-1162	112,533.890	11.08%	Record
The Hyde & Watson Foundation 31 Mountain Blvd, Bldg F Warren, NJ 07059-5617	63,786.079	6.28%	Record

Edgar Lomax Value Fund – Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
The Edgar Lomax Co. Randall R. Eley, President Attn Investment Operations 6564 Loisdale Court, Ste 310 Springfield, VA 22150-1812	874,508.235	43.38%	Record
Nationwide Insurance Company NACO c/o IPO Portfolio Accounting Columbus, OH 43218-2029	402,535.608	19.97%	Record
Montgomery College Foundation 900 Hungerford Dr # 235 Rockville, MD 20850-1728	165,209.928	8.19%	Record
Nationwide Trust Company FBO Participating Ret Plans c/o IPO Portfolio Accounting P O Box 182029 Columbus, OH 43218-2029	120,196.273	5.96%	Record

Huber Capital Equity Income Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Joe Huber 1041 Somera Road Bel Air, CA 90077-2625	103,096.405	48.44%	Beneficial
US Bank NA Cust Carol L. Sullivan IRA Rollover P O Box 5105 Incline Vlg, NV 89450-5105	30,536.268	14.35%	Record
Stephen B. Silver 318 Carnoustie St Simons Is, GA 31522-2492	26,103.018	12.26%	Beneficial

Shareholder	Number of Shares	% of Holdings	Record or Beneficial
David J. Ferry & Catherine M. Ferry JTWROS 105 Golf Edge Drive Westfield, NJ 07090-1803	22,386.806	10.52%	Beneficial
Larry R. Rose & Lavon B. Rose JTWROS 336 N 500 E Brigham City, UT 84302-1921	15,906.681	7.47%	Beneficial

Huber Capital Small Cap Value Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Joe Huber 1041 Somera Road Bel Air, CA 90077-2625	129,904.076	65.43%	Beneficial
Timothy M. Molloy Living Trust Timothy M. Molloy Tr 11 Valore Drive Newport Coast, CA 92657-1523	26,420.079	13.31%	Beneficial
Stephen B. Silver 318 Carnoustie St Simons Is, GA 31522-2492	25,698.140	12.94%	Beneficial

McCarthy Multi-Cap Stock Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	603,174.615	16.73%	Record
Pearson Family Limited Partnership 14816 Starlite Circle Bennington, NE 68007-1512	303,071.558	8.41%	Record
The Hawks Foundation 1044 North 115th Street, Suite 400 Omaha, NE 68154	287,545.884	7.98%	Record

PIA BBB Bond Fund – Managed Account Completion Shares Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Northern Trust Cust FBO State of Hawaii P O Box 92956 Chicago, IL 60675-0001	1,497,223.627	7.20%	Record

PIA Short-Term Securities Fund – Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Union Bank Tr Nominee FBO Food Employers Bakery & Conf Taft Hartley H & W Plan P O Box 85484 San Diego, CA 92186-5484	777,799.212	13.49%	Record
Union Bank Tr Nominee FBO So Ca Painting Drywall Health Taft Hartley H & W Plan P O Box 85484 San Diego, CA 92186-5484	750,140.526	13.01%	Record

Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Southwest Service Administrators UFCW AZ H&W Trust c/o Jan Newkirk 2400 W. Dunlap Ave, Ste 250 Phoenix, AZ 85021-2811	713,707.595	12.38%	Record
The Roman Catholic Bishop of Monterey, California FBO the Bishop Harry A. Clinch Endowment Fund Attn: Thomas H. Riordan P O Box 2048 Monterey, CA 93942-2048	433,653.991	7.52%	Record
Michael L. Cox & Bernie Fleischer Tr For Multi Union Security Trust Fund c/o Pac Fed Benefit Administrators 1000 N. Central Avenue, Ste 400 Glendale, CA 91202-3627	419,506.850	7.28%	Record
The Roman Catholic Bishop of Monterey, California A Corporation Sole Attn: Thomas H. Riordan P O Box 2048 Monterey, CA 93942-2048	329,754.858	5.72%	Record
Union Bank Tr Nominee FBO So Ca Plastering Pacific Inc. P O Box 85484 San Diego, CA 92186-5484	303,766.617	5.27%	Record

PIA Moderate Duration Bond Fund – Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Goodwill Industries of Southern California 342 N. San Fernando Road Los Angeles, CA 90031-1782	169,058.682	23.84%	Record
Pershing LLC P O Box 2052 Jersey City, NJ 07303-2052	74,611.773	10.52%	Record
Pershing LLC P O Box 2052 Jersey City, NJ 07303-2052	51,921.915	7.32%	Record

PIA MBS Bond Fund – Managed Account Completion Shares Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Dingle & Co. 411 W. Lafayette Blvd Detroit, MI 48275-0001	2,051,104.395	10.75%	Record
Citigroup Global Markets Inc. 333 West 34th Street - 3rd Floor New York, NY 10001-2402	1,483,640.573	7.77%	Record

Phocas Real Estate Fund
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	160,924.711	100%	Record

Phocas Small Cap Value Fund
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	1,207,034.014	100%	Record

PIC Flexible Growth Fund – Class I
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	24,362.267	41.47%	Record
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	20,055.749	34.14%	Record

PIC Small Cap Growth Fund – Class I
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
National Financial Services LLC For the Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281-1003	1,092,357.489	48.86%	Record
SEI Private Trust Company Cust c/o State Street Bank & Trust Attn: Mutual Fund Administrator One Freedom Valley Dr Oaks, PA 19456	804,084.284	35.97%	Record
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	203,465.992	9.10%	Record

Rigel U.S. Equity Large Cap Growth Fund
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Credit Agricole Luxembourg Cust Ref College Green Corp 39 Allee Scheffer Luxembourg 2520	144,023.713	6.24%	Record
Houston Ballet Foundation 1921 W. Bell Street Houston, TX 77019-4813	132,214.962	5.73%	Record

Rigel U.S. Equity Small-Mid Cap Growth Fund
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
US Bank NA Cust Bruce A. Nordstrom IRA Rollover 1617 6th Avenue Seattle, WA 98101-1707	31,140.440	20.80%	Record and Beneficial
Bruce A. Nordstrom 1617 6th Avenue Seattle, WA 98101-1707	29,883.552	19.96%	Beneficial
Bank of America NA Pledgee Bruce C. Lorig & Andrea H. Lorig Pledgors 800 Fifth Avenue, Fl 37 Seattle, WA 98104-3176	15,447.330	10.32%	Record and Beneficial

Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Cheryl Kauffman P O Box 25 Medina, WA 98039-0025	8,260.440	5.52%	Beneficial

The Teberg Fund – Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Duluth Steel Fabricators Profit Sharing Trust FBO Mark W. Youngren TR 5900 Main Street Duluth, MN 55807-2448	193,796.613	5.37%	Record

Other Matters

The Trust is not aware of any other matters that are expected to arise at the Meeting.  If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they decide.

The Agreement and Declaration of Trust of the Trust, as amended, and the Amended and Restated By-laws of the Trust, do not provide for annual meetings of shareholders and the Trust does not currently intend to hold such meeting in the future.  Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Vote this proxy card TODAY!
PROXY TABULATOR	Your prompt response will save the expense
P.O. BOX 859232	of additional mailings
BRAINTREE, MA 02185-9232
CALL: To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON: Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
MAIL: Return the signed proxy card in the enclosed envelope.

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 15, 2008
ADVISORS SERIES TRUST

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
This Proxy is solicited on behalf of the Board of Trustees of Advisors Series Trust (the “Trust”).  The undersigned hereby appoints as proxies Douglas G. Hess and Cheryl L. King, and each of them (with power of substitution), to vote all shares, including shares represented by proxies that reflect abstentions and “broker non-votes”, of the undersigned of the Trust at the Special Meeting of Shareholders to be held at 2:00 p.m. Central time, on Tuesday, July 15, 2008, at the offices of U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202, and any adjournment(s) thereof (“Meeting”), with all the power the undersigned would have if personally present.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET
Dated______________________

Signature(s) (Title(s), if applicable)                                                                                     (Sign in the Box)
Please sign exactly as name appears at left.  If shares are held in the name of joint owners, each should sign.  Attorneys-in-fact, executors, administrators, etc., should give full title.  If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

	FOR the Nominee Listed on Left	WITHHOLD from the Nominee Listed on Left
1. Election of Two New Trustees to the Board.

(1) Joe D. Redwine	☐	☐
(2) Michael D. LeRoy	☐	☐

	FOR the Appointed Trustee Listed on Left	WITHHOLD from the Appointed Trustee Listed on Left
2. Ratification of the Prior Appointment of One Current Trustee of the Board.

(1) George Rebhan	☐	☐

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment thereof in the discretion of the proxy holder.

Your vote is important no matter how many shares you own.  If you are not voting by phone or internet, please sign and date this proxy card on the reverse side and return it promptly in the enclosed envelope.

PLEASE SIGN AND DATE ON REVERSE SIDE.